Benefit Plans (Components of Net Periodic Pension Cost) (Details) (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Sep. 30, 2013	Sep. 30, 2012
Benefit Plans [Abstract]
Interest cost	$ 256	$ 252
Expected return on plan assets	(284)	(218)
Amortization of unrecognized loss	18	30
Total	$ (10)	$ 64
Discount rate	5.00%	6.50%
Rate of return on long-term assets	7.00%	7.00%
Salary increase rate	0.00%	0.00%